Exhibit 99.1

MAY 25, 2017 FRANKLIN FINANCIAL NETWORK ANNUAL MEETING

FORWARD - LOOKING STATEMENTS Except for the historical information contained herein, this presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward - looking statements include, among other things, statements regarding intent, belief or expectations of the Company and can be identified by the use of words such as "may," "will," "should," "would," "assume," "outlook," "seek," "plan," "believe," "expect," "anticipate," "intend," "estimate," "forecast," and other comparable terms. The Company intends that all such statements be subject to the “safe harbor” provisions of those Acts. Because forward - looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied. Investors are cautioned not to place undue reliance on these forward - looking statements and are advised to carefully review the discussion of forward - looking statements and risk factors in documents the Company files with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise.

AGENDA • Official Business • Franklin Synergy Bank Progress Report • Questions

AGENDA • Mandy Garland Appointed Judge of the Election • Quorum Is Present, Either in Person or by Proxy • Anyone Who Would Like to Vote in Person or Who Would Like to Change Their Proxy? • Results of Ballot

FRANKLIN SYNERGY BANK BOARD OF DIRECTORS *DENOTES MEMBER OF FRANKLIN FINANCIAL NETWORK BOARD OF DIRECTOR ALSO Jimmy Allen* Hank Brockman* PJ Pratt Pam Stephens* Lee Moss David Kemp* Richard Herrington* Jim Cross Greg Waldron* Melody Sullivan* Ben Wynd*

THE SUCCESS OF FRANKLIN FINANCIAL NETWORK

Experienced Management Team with a Proven Track Record Robust Balance Sheet Growth Local Real Estate Lending Expertise Well Positioned in Attractive Markets Superior Asset Quality Strong Profitability METRICS THAT DISTINGUISH FRANKLIN FINANCIAL NETWORK

CULTURE CULTIVATES COMMUNITY Commitment to Financial Performance Employees Are Owners Team Oriented 1 2 3 Invested in Technology 4  We manage the bank with a long - term view, focusing on stability and consistent high performance  Accountability – individuals are challenged to perform and compensated accordingly  All of our officers and many of our employees are shareholders  Incentivized to see company succeed  Team has worked closely together for many years with minimal turnover  Our employees take active leadership roles in the community  We have aggressively invested in technology  Most cost effective way to do business  Our local markets demand a technology - driven bank

▪ 12 Branches, One Loan Production Office Located in High Growth Counties ▪ Founded in 2007 – locally managed and owned ▪ Real estate Lending Focus (78.5% of total portfolio at December 31, 2016) ▪ Strong Residential Mortgage origination – $441 million origination volume in 2016 ▪ Completed Acquisition of MidSouth Bank on July 1, 2014 ▪ Completed $55 million IPO on March 31, 2015 ▪ Two Subordinated Debt Offerings in 2016 - $40 million in March and $20 million in June ▪ Completed $72 million Secondary Public Offering in November 2016 PREMIER MIDDLE - TENNESSEE BANK Company Overview Financial Highlights At or for the quarter ended December 31, 2016 (dollars in thousands) Assets $2,943,189 Loans (including loans held for sale) $1,797,291 Deposits $2,391,818 Return on average assets 1.00% Return on tangible common equity 12.68% Tangible common equity/ tangible assets 8.85% Nonperforming loans/total loans 0.35%

OUR MISSION STATEMENT Our Mission is to build a legacy company by: • Creating shareholder value • Cultivating strong customer relationships • Fostering an extraordinary team of directors, officers, and employees We will profitably market technology advantaged financial products and services to relationship - oriented local businesses, professionals, consumers, and community banks.

MANAGING BANKING SUCCESS • Key Dynamic of Bank Success Is Managing Competing and Conflicting Objectives: • Soundness • Growth • Profitability • Corporate Citizenship

SOUNDNESS

ASSET QUALITY 0.18% 0.27% 0.16% 0.21% 0.37% (0.00%) 0.10% 0.01% 0.02% (0.10%) 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 2008 2009 2010 2011 2012 2013 2014 2015 2016 Loan Losses as a % of Loans 0.91% 2.67% 1.41% 0.90% 0.82% 0.35% 0.14% 0.16% 0.21% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2008 2009 2010 2011 2012 2013 2014 2015 2016 Non - Performing Assets to Assets

ASSET QUALITY 6.9% 22.4% 13.0% 8.4% 8.8% 4.0% 2.7% 0.6% 1.3% 2.0% 12.6% 20.7% 18.9% 23.1% 17.5% 10.9% 8.9% 8.1% 0.0% 10.0% 20.0% 30.0% 2008 2009 2010 2011 2012 2013 2014 2015 2016 Texas Ratio (vs. peer) FSB Peer Key Elements Supporting Asset Quality • Vibrant Local Markets • Conservative Underwriting • Attention to Detail in Loan Servicing • Knowledge of Customer

GROWTH

ASSET GROWTH 194 272 350 465 578 796 1,356 2,168 2,943 - 500 1,000 1,500 2,000 2,500 3,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 Assets (in millions) • In 2007, FSB Was the Smallest of 177 Banks Headquartered in Tennessee • Today, FSB Is the Third Largest Bank Headquartered in Tennessee • At March 31, 2017, FSB Ranked Among the Largest 250 Banks Headquartered in the USA

DEPOSIT GROWTH 145 227 306 406 515 681 1,172 1,814 2,392 - 500 1,000 1,500 2,000 2,500 2008 2009 2010 2011 2012 2013 2014 2015 2016 Deposits (in millions) • Local Deposit Market Share Is Measured Annually at June 30 by FDIC • In 2008, FSB Was the Smallest of 42 Banks with Facilities in Williamson County • By 2014, FSB Had Ascended to the Number 1 Deposit Market Share Bank in the County

LOAN GROWTH 91 168 198 235 315 432 806 1,318 1,797 - 250 500 750 1,000 1,250 1,500 1,750 2,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 Loans (in millions) • Annual Loan Growth • 2016: 35.8% • 2015: 65.7% • 2014: 86.9% • 2013: 40.8% • Acquisition of MidSouth Bank (2014) and Addition of Health Care Banking Team (2015) Supported Growth Performance

PROFITABILITY

GROWTH IN NET INCOME AND EPS (2,505) (616) 973 2,154 4,140 4,561 8,414 16,080 28,057 (5,000) - 5,000 10,000 15,000 20,000 25,000 30,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 Net Income (in thousands) $(0.95) $(0.22) $0.28 $0.57 $1.03 $1.13 $1.32 $1.62 $2.56 $(1.00) $(0.50) $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2008 2009 2010 2011 2012 2013 2014 2015 2016 Basic Earnings Per Share

INCREASING PROFITABILITY 0.33% 0.58% 0.80% 0.72% 0.80% 0.92% 1.10% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 2008 2009 2010 2011 2012 2013 2014 2015 2016 Return on Assets NM NM 3.31% 5.65% 8.36% 8.24% 8.62% 9.52% 13.50% 0.00% 2.50% 5.00% 7.50% 10.00% 12.50% 15.00% 2008 2009 2010 2011 2012 2013 2014 2015 2016 Return on Equity NM NM

KEY ELEMENTS OF PROFITABILITY • Team Focus on Building Long Term Profitability • Economies of Scale • Use of Technology to Manage Operating Costs

CORPORATE CITIZENSHIP

CORPORATE CITIZENSHIP • Provide Leadership for Civic, Professional, and Charitable Organizations within the Community • As “Trustee of Public Faith”, Adhere to Regulatory Guidelines and Practices

FIRST QUARTER 2017 UPDATE

FIRST QUARTER 2017 HIGHLIGHTS Soundness • Nonperforming loans to total loans (1) : 0.21% • Net charge - offs to average loans: 0.07% • Tier 1 risk - based capital ratio: 11.32% Growth • Strong growth in total loans (1) : +37.0% y/y • Net income available to common shareholders: +27.8% • Diluted EPS of $0.58: +5.5% y/y, on 23.4% additional shares outstanding Profitability • Return on assets: 0.99% • Return on tangible common equity: 12.28% (1) Excludes loans held for sale.

LOAN GROWTH DIVERSIFICATION ($ in millions) Loan Growth: Comparable quarter +36.8% Sequential quarter +37.2% (1) Increased Loan Diversification $806 $1,318 $1,797 $1,434 $1,962 2014 2015 2016 1Q16 1Q17 Year Ended December 31 First Quarter 0% 20% 40% 60% 80% 100% 1Q16 2Q16 3Q16 4Q16 1Q17 All Other Healthcare Loans Business Loans (Non-Healthcare) Real Estate Commercial 1-4 Family Real Estate Construction (1) Annualized

KEY METRIC - ASSET QUALITY: PRIMARY MEASURES ($ in millions) Nonperforming Assets NPAs/total loans + foreclosed assets 0.14% 0.12% 0.10% 0.35% 0.27% Allowance for loan losses/NPLs 734% 884% 976% 268% 449% Net charge offs/average loans 0.01% 0.00% 0.01% 0.04% 0.07% 1Q16 2Q16 3Q16 4Q16 1Q17 Past Due 90 Days or More Non-accrual Foreclosed assets $1.6 $6.2 NPLs $1.8 $1.9 $5.3

IMPROVING EFFICIENCIES ($ in millions) Net Interest Margin By Quarter (1) (1) Reflects tax - equivalent adjustments Efficiency Ratio 3.70% 3.47% 3.34% 3.27% 3.18% 1Q16 2Q16 3Q16 4Q16 1Q17 52.91% 52.58% 53.65% 54.55% 51.63% 1Q16 2Q16 3Q16 4Q16 1Q17

QUESTIONS